NEW PARKWAY OVERVIEW June 2016 Exhibit 99.1

NOTICE TO RECIPIENT Cautionary Note Regarding Forward-Looking Statements This document may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated (“Cousins”) and Parkway Properties, Inc. (“Parkway”) operate and beliefs of and assumptions made by Cousins management and Parkway management, involve uncertainties that could significantly affect the financial or operating results of Cousins, Parkway, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Cousins and Parkway, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; risks associated with the ability to consummate the proposed spin-off of a company holding the Houston assets of Cousins, Parkway, and Parkway, Inc. (“New Parkway”) and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of New Parkway on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of Cousins and New Parkway as “UPREITs” following the consummation of the proposed transactions; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions; the interest rate on any borrowings incurred in connection with the proposed transactions; the impact of such indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions; maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; tenant or joint venture partner(s) bankruptcies; risks associated with the acquisition, development, expansion, leasing and management of properties; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with tenants, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Cousins, Parkway or any company spun-off by the combined company; significant costs related to environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in national and international financial market and interest rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Cousins and Parkway. Cousins and Parkway do not intend, and undertake no obligation, to update any forward-looking statement. Additional Information about the Proposed Transactions and Where to Find It In connection with the proposed transactions, Cousins filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the preliminary joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transactions. Investors and security holders may obtain free copies of these documents, when they become available (including the definitive joint proxy statement/prospectus), and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593. Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger when they become available (including the definitive joint proxy statement/prospectus). Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above. This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

TABLE OF CONTENTS EXECUTIVE SUMMARY HOUSTON OFFICE MARKET OVERVIEW NEW PARKWAY SUBMARKET OVERVIEW NEW PARKWAY INVESTMENT HIGHLIGHTS 1 6 12 16

I. EXECUTIVE SUMMARY

James R. Heistand President and CEO M. Jayson Lipsey EVP and COO Scott E. Francis EVP and CFO Jason A. Bates EVP and CIO SEASONED MANAGEMENT TEAM FOCUSED ON GROWTH Seasoned, cycle-tested management team Strong experience and expertise in office real estate Long-standing institutional capital, tenant, broker and lender relationships Proven ability to unlock value from complex transactions In-depth market knowledge to source new acquisition opportunities Proven ability to create value for public shareholders through asset sales and capital recycling Strong, established reputation with Wall Street institutions, investors and research community Internally-managed and scalable platform 1 EXTENSIVE EXPERIENCE IN THE OPERATIONS, LEASING, ACQUISITION, AND DISPOSITION OF OFFICE ASSETS

TRANSACTIONS' EXPECTED IMPACT

Pre-Transactions

Q1 2016 Annualized Pro Rata GAAP NOI Breakdown

PARKWAY PROPERTIES, INC.

NOI = $243mm[1]

- Non-Houston 62% ($150mm)
- Houston 27% ($66mm)
- ($27mm) Completed / Planned Asset Sales 11%

Cousins

NOI = $238mm[1]

- Non-Houston 57% ($137mm)
- Houston 43% ($101mm)

➢ Merge at 1.63 exchange ratio

➢ Contemporaneous New Parkway spin-off

➢ Completed / Pending Asset Sales

Post-Transactions

New Parkway

New Parkway NOI $167mm[2]

Cousins

Cousins NOI $287mm[2]

1. Represents reported Q1 2016 annualized GAAP NOI pursuant to Parkway and Cousins filings for the quarter ended March 31, 2016, adjusted for assets sold in 2016 and the planned dispositions of Parkway's remaining assets in Jacksonville, Miami and Philadelphia.
2. Represents combined reported Q1 2016 annualized GAAP NOI for the Cousins and Parkway assets that will be held in the respective post-merger Cousins entity and the New Parkway entity. These amounts include no adjustments to NOI as a result of purchase accounting.

2

TRANSACTIONS' OVERVIEW



Proposed Transactions Structure

- Parkway Properties, Inc. (NYSE: PKY) ("Parkway") merges with Cousins Properties Incorporated (NYSE: CUZ) ("Cousins") in a 100% stock-for-stock transaction
- 1.63 Cousins shares issued for each Parkway share (pro forma ownership of 52% Cousins / 48% Parkway)
  - 1.44 spot exchange ratio[1]
  - 1.59 six-month average exchange ratio[1]
- Contemporaneous taxable spin-off of Houston-based assets of both companies into a new publicly-traded REIT, Parkway, Inc. ("New Parkway"), which we intend to apply to list on the NYSE

Management and Board

- New Parkway
  - Jim Heistand, President and Chief Executive Officer
  - Jim Thomas, Chairman of the Board
  - Board comprised of seven Directors: three Cousins directors, two[2] Parkway directors and two directors designated by TPG
- Cousins
  - Larry Gellerstedt, President and Chief Executive Officer
  - Taylor Glover, Chairman of the Board
  - Board comprised of nine Directors: five Cousins directors, three[3] Parkway directors and one director designated by TPG

Anticipated Synergies & Earnings Impact

- Anticipated ~$18mm[4] annual run rate G&A synergies after giving effect to the merger and spin-off, to be realizable immediately at close
- The transactions are expected to be FFO per share neutral in 2017

Timeline

- On track for Q4 2016 effectiveness of merger and closing of spin-off, subject to customary closing conditions and Cousins and Parkway shareholder approvals
- TPG (~21% Parkway shareholder[5]) has entered into voting agreement in support of the transactions

1. *Source: Bloomberg. Represents Parkway's daily closing share price divided by Cousins' daily closing share price. Spot and 6-month exchange ratios calculated on April 28, 2016.*
2. *Pursuant to the TPG stockholders agreement, TPG will appoint one director as long as TPG ownership does not fall below 2.5% of outstanding common stock, two directors if TPG ownership exceeds 2.5% but is less than 30% of outstanding common stock, and three directors if TPG ownership is at least 30% of outstanding common stock.*
3. *Pursuant to the TPG stockholders agreement, TPG will appoint one director designated by Parkway as long as TPG ownership does not fall below 5% on an as-converted basis.*
4. *Anticipated synergies per Cousins and Parkway management estimates.*
5. *As of April 28, 2016.*

3

Pure-play Houston portfolio enables granular focus on property performance that may have been diluted as part of a more geographically diversified company Provides greater transparency in the Houston portfolio Highly-experienced, proven and focused management team Conservative, flexible balance sheet strategy supports intermediate and long-term, Houston-specific opportunities Responds to divergent investor interests by allowing investors to customize their desired geographic exposures CityWestPlace San Felipe Plaza Phoenix Tower Post Oak Central Greenway Plaza BENEFITS OF HOUSTON-FOCUSED COMPANY 4 Source: Q1 2016 Parkway and Cousins filings.

Generate superior revenue growth through active and creative leasing strategies Increase NOI margins through economies of scale Leverage pricing power in lease and vendor negotiations to reduce costs Attract, hire and retain superior local market leadership and best-in-class leasing teams Enhance market intelligence and broaden network of customer relationships Solidify New Parkway’s brand and position as the preferred Houston landlord Promote flexibility to meet tenants across their space and geographic needs Superior Operations Sound Financial Strategy Strong liquidity with $150mm in cash and an undrawn $50mm revolver at merger closing Low leverage: ~4.5x Net Debt / EBITDA1 No near-term debt maturities and staggered maturities in future years Flexible balance sheet that can be adapted to meet the evolving market conditions and competitive needs Disciplined Investment Approach Initial focus on unlocking internal embedded growth Unlock value in existing portfolio with targeted asset repositioning and redevelopment projects Maintain high quality assets with state-of-the-art amenities Promote a patient, prudent and disciplined approach to new investments Realize value through monetization as local market dynamics improve 1. Management’s estimate of leverage and 2016 EBITDA. Parkway defines EBITDA as net income before interest expense, income taxes and depreciation and amortization. 5 DIFFERENTIATED BUSINESS STRATEGY

II. HOUSTON OFFICE MARKET OVERVIEW

6 HOUSTON MARKET OVERVIEW Did You Know? 1,3 #1 Population Growth 2000 - 2015 #1 Job Growth 2000 - 2015 #1 Import / Export Waterborne Tonnage #3 Fortune 500 HQs 4th Largest U.S. Metro Economy Largest Medical Complex in the World Source: HFF Houston Outlook – May 2016. Represents twelve months ended Q2 2015. Source: Greater Houston Partnership – “Talking Points Q1/16.” Source: CoStar. Figures as of Q1 2016. Source: CoStar. Represents all class A and B new office construction in Houston since 1970. Diverse economy with strong demographic trends1 4th largest U.S. metro economy with ~6.6M population and over 159,000 new residents in 20152 26 Fortune 500 and 52 Fortune 1,000 companies are located in Houston 6 of the top 10 employers are non-energy World’s largest medical complex with 1,345 acres of campuses and 7.2M of annual patient visits Gateway office market4 137M sq.ft. in 469 Class A office buildings (22% of total inventory located in New Parkway submarkets) ~$34 average gross rents 87% occupied with 1.5M sq.ft. absorption in Q1 2016 Houston New Office Deliveries (Sq. Ft.)5

ROBUST HOUSTON FUNDAMENTALS IN EVERY 5 YEAR PERIOD SINCE 1990, HOUSTON HAS SEEN STRONG POSITIVE JOB GROWTH DEMONSTRATING ITS RESILIENCE TO ECONOMIC DOWNTURNS AND ENERGY SHOCKS Houston exhibits consistent, superior long-term job growth relative to the broader U.S. economy Rolling 5-Yr Job Growth Houston outperformance Source: Bureau of Labor Statistics. 7

STRONG JOB GROWTH WITH A WELL-DIVERSIFIED ECONOMY HOUSTON’S HIGHLY DIVERSIFIED JOB MARKET HAS HELPED DELIVER STRONG GROWTH OVER THE PAST 5 YEARS Source: Bureau of Labor Statistics (April 2016). Top MSA 5-Year Job Growth (As of April 2016) Houston Job Diversification (As of April 2016) 8

Historical Performance of Houston Market Source: CoStar, National Bureau of Economic Research. 1. Class A equivalent to CoStar’s “4 & 5 Star” rating. Represents rolling four-quarter average. Houston Class A Office Median Sale Price / SF 1 2001 Recession Financial Crisis HOUSTON CLASS A OFFICE VALUES HAVE INCREASED BY ~6.5% ANNUALLY OVER THE PAST 15 YEARS 9 LONG TERM ASSET VALUE APPRECIATION 15-Year CAGR: 6.5%

Historical Performance of Houston Market in Oil Downturns 1997 Asian Financial Crisis 1990 - 1991 Recession 2008 - 2009 Financial Crisis Cumulative Houston Job Growth / (Decline) (000s) 2000 Tech Bubble & 2001 Recession 2014 - 2016 Oil Shock Oil Price Trough Source: FactSet, Bureau of Labor Statistics, REIS. Note: Includes time periods in which price of WTI Crude Oil dropped more than 30% over a 12-month period since 1990. 1.Represents the minimum observation over a five year period following oil’s peak relative to the observed metric at or around the time of oil’s peak RESILIENCE TO ENERGY SHOCKS HOUSTON’S DIVERSIFIED JOB MARKET CONSISTENLTY WITHSTOOD PRIOR ENERGY SHOCKS WITH TOTAL EMPLOYMENT SURPASSING PRIOR PEAK LEVELS WITHIN A FOUR-YEAR PERIOD 10 Peak to Trough Change (5 Year Period After Oil Price Peak) 1

Houston Office Market – Rent Growth (1) Peak-to- Trough Decline (16.4%) Peak-to- Trough Decline (3.7%) Peak-to- Trough Decline (4.2%) Source: REIS. 1.Includes Class A, B and C office buildings. HOUSTON OFFICE GROSS EFFECTIVE RENTS HAVE GROWN 3.1% ON AVERAGE SINCE 19901 11 RENT GROWTH STRENGTH ACROSS ECONOMIC CYCLES Average Growth Rate 3.1%

III. NEW PARKWAY SUBMARKET OVERVIEW

12 BEST LOCATIONS IN PREMIER HOUSTON SUBMARKETS Source: U.S. Census Bureau (2014), CoStar. ASSETS LOCATED IN SUBMARKETS ADJACENT TO MANY HIGH INCOME RESIDENTIAL AREAS >$100,000 $75,000 to $100,000 $50,000 to $75,000 <$50,000 Median Household Income (2014 Dollars) CityWestPlace San Felipe Plaza Post Oak Central Phoenix Tower Greenway Plaza

WELL-OCCUPIED WITH LIMITED SUBLEASE VACANCY HOUSTON CLASS A OFFICE REMAINS WELL-OCCUPIED WITH SUBLEASES ACCOUNTING FOR LESS THAN 2% OF TOTAL CLASS A SQUARE FOOTAGE Source: CoStar, HFF as of Q1 2016. New Parkway Submarkets Subleases by Term Remaining Houston Submarket Class A Office Occupancy and Vacancy (MM Sq.Ft.) 13

Historical Rent Levels by Houston Submarket (1) Source: REIS. CLASS A ASKING RENTS IN GALLERIA, GREENWAY, AND WESTCHASE ARE CONSISTENTLY ABOVE THE BROADER HOUSTON MARKET 14 PREMIUM SUBMARKET OFFICE RENTS Galleria Class A Gross Asking Rents Greenway Class A Gross Asking Rents Westchase Class A Gross Asking Rents

Houston Submarket Occupancy (Office) Source: REIS. Galleria Class A Occupancy IN RECENT YEARS, OCCUPANCY LEVELS ACROSS GALLERIA, GREENWAY, AND WESTCHASE SUBMARKETS HAVE TRENDED IN-LINE OR HIGHER THAN THE OVERALL HOUSTON OFFICE MARKET 15 HIGH SUBMARKET OFFICE OCCUPANCY Greenway Class A Occupancy Westchase Class A Occupancy

IV. NEW PARKWAY INVESTMENT HIGHLIGHTS

INVESTMENT HIGHLIGHTS Dominant office landlord in Houston Strong combined platform with ability to tap into Houston’s diverse tenant pool across various industries 4th largest U.S. metro economy, with third largest density of Fortune 500 companies and a broad and diversified job base Unique office portfolio within outperforming submarkets Five Class A properties covering 8.7M rentable square feet and 87% leased1 Attracts high-quality tenants who seek our locations and our accommodating corporate space with state-of-the-art amenities Solid contractual cash flow Minimal near-term lease expirations with weighted average remaining lease term of approximately 6 years 84%+ of 2017 and 2018 contractual revenue from investment grade tenants or those not involved in energy production2 Focus on unlocking embedded growth and value opportunities Potential to increase occupancy, realize higher rents and operate portfolio more efficiently Proactively identify shifting tenant needs and attract new high-quality tenants Assess development and redevelopment opportunities within Greenway Plaza and CityWestPlace Take advantage of current and future market dislocation in Houston and capitalize early on emerging investment opportunities Pursue opportunistic investments and monetize as local markets recover Conservative and flexible balance sheet to position company for internal and external growth opportunities Low leverage strategy with no near-term debt maturities and large unencumbered asset pool Ample liquidity and cash on hand Knowledgeable leadership team with proven track record of identifying and monetizing attractive opportunities both internally and externally Proven track record of outperformance and focus on driving shareholder value In-depth market knowledge and extensive existing relationships 16 For Parkway assets, percent leased as of April 1, 2016 per Parkway supplement. For Cousins assets, percent leased as of end of Q1 2016 per Cousins supplement. Source: Parkway and Cousins projections based on in-place leases as of January 1, 2016. Investment grade rated tenants refers to tenants with at least one BBB- rating from S&P or Fitch or a Baa3 rating from Moody’s.

LEADING OWNER OF HOUSTON CLASS A PROPERTIES DOMINANT POSITION IN MULTIPLE SUBMARKETS POSITIONS NEW PARKWAY FOR OPERATIONAL OUTPERFORMANCE Source: CoStar, CBRE as of April 2016. Note: Square feet shown in millions and at 100%. 17 Houston Class A Office Owners by Sq. Ft. (mm) Critical Mass in Select Submarkets Leads to: Pricing power in lease and vendor negotiations Ability to attract, hire, and retain superior local market leadership and leasing teams Flexibility to meet changing tenant space demands Enhanced ability to identify and capitalize on emerging investment opportunities All of which results in: Higher rental rates Better customer retention Higher occupancy Lower operating expenditures Higher NOI margins

18 OPERATING METRICS CLASS A PROPERTIES, WITH STATE-OF-THE-ART AMENITIES AND UNIQUE FEATURES, DESIGNED TO ATTRACT BROAD RANGE OF HIGH QUALITY TENANTS ASSET BREAKDOWN BY SF KEY STATISTICS Properties 5 Buildings 19 Rentable Square Feet 8.7 MM % Leased1 87% Sustainability All properties LEED certified Wtd. Avg. Gross In-Place Rents $33.53 % Below Market Rent 10% For Parkway assets, percent leased as of April 1, 2016 per Parkway supplement. For Cousins assets, percent leased as of end of Q1 2016 per Cousins supplement. LOCATED IN THRIVING AND DYNAMIC NEIGHBORHOODS WITHIN ATTRACTIVE SUBMARKETS IN HOUSTON

Rentable SF: 1,472,000 Buildings 4 % Leased: 77% In-Place Rent / Market Rent / Mark-to-Mkt: $39.17 / $46.20 / +17.9% CityWestPlace San Felipe Plaza Phoenix Tower Greenway Plaza Post Oak Central Rentable SF: 980,000 Buildings: 1 % Leased: 85% In-Place Rent / Market Rent / Mark-to-Mkt : $38.33 / $39.95 / +4.2% Rentable SF: 630,000 Buildings: 1 % Leased: 82% In-Place Rent / Market Rent / Mark-to-Mkt: $29.62 / $35.73 / +20.6% Rentable SF: 4,348,000 Buildings 10 % Leased: 90% In-Place Rent / Market Rent / Mark-to-Mkt : $31.14 / $34.08 / +9.4% Rentable SF: 1,280,000 Buildings: 3 % Leased: 95% In-Place Rent / Market Rent / Mark-to-Mkt: $32.67 / $37.20 / +13.9% Source: Q1 2016 Parkway and Cousins filings. Note: Rents shown represent gross rental rates including adjustments for expense reimbursements. WELL-POSITIONED PORTFOLIO OF ICONIC PROPERTIES 19

4% Higher 16% Higher 42% Higher Represents weighted average asking gross rental rates per CoStar as of May 2016. Excludes New Parkway’s properties within the submarket. Source: REIS data as of Q1 2016. Galleria Westchase Greenway 20 SUPERIOR OPERATING PERFORMANCE IN EACH SUBMARKET Galleria Westchase Greenway 72% Market Share of Class A Office #1 Class A Office Owner by Sq. Ft. 18% Market Share of Class A Office #1 Class A Office Owner by Sq. Ft. 17% Market Share of Class A Office #1 Class A Office Owner by Sq. Ft. NEW PARKWAY OWNS ASSETS IN THE MOST DESIRABLE SUBMARKETS, AS EVIDENCED BY CLEAR OUTPERFORMANCE VERSUS ITS PEERS 2 2 2 Class A Asking Rent ($ / Sq. Ft. 1) Class A Submarket Concentration 3

21 NEW PARKWAY SUBMARKETS ARE AMONGST THE MOST DESIRABLE SUBMARKETS IN HOUSTON Source: CoStar. Note: Other Houston Submarkets represent 30 other submarkets that are not presented. Represents weighted average asking gross rental rates per CoStar as of May 2016. SUPERIOR OPERATING PERFORMANCE IN EACH SUBMARKET (CONT’D) Class A Gross Asking Rent ($ / Sq. Ft.1) New Parkway Submarkets

SUPERIOR ASSETS CONTRIBUTE TO OUTPERFORMANCE 22 HIGHER OCCUPANCY LEVELS IN NEW PARKWAY ASSETS RELATIVE TO THE HOUSTON MARKET NEW PARKWAY ASKING RENTS COMMAND A PREMIUM TO CLASS A AND B ASSETS IN HOUSTON Source: CoStar.

Cross Section of Portfolio by Credit Rating1 Investment grade (IG) customers: 49% of annual base rent (ABR) A-rated or non-energy customers: 73% of ABR IG or non-energy customers: 84% of ABR Source: Derived from Parkway and Cousins filings as of Q1 2016. Note: Information in this table represents combined lease expirations, annualized base rent and average lease terms of Cousins’ Houston assets and Parkway’s Houston assets at December 31, 2015. As a percent of annual base revenue. Represents Fitch rating. Not rated by S&P or Moody’s. 23 Portfolio Top Tenants STRONG CREDITWORTHY CUSTOMERS

DIVERSIFIED TENANT BASE 24 Note: Figures calculated on RSF basis. 1. HFF as of Q1 2016. ENERGY EXPOSURE MITIGATED WITH HIGH-QUALITY DIVERSIFIED, MIDSTREAM AND SERVICES TENANTS Tenant Base by Industry1 Energy Tenants by Sub-Sector1

Weighted Average Remaining Lease Term of ~6.0 years Source: Derived from Parkway and Cousins filings as of Q1 2016. Note: Information in this table represents combined lease expirations, annualized base rent and average lease terms of Cousins’ Houston assets and Parkway’s Houston assets at December 31, 2015. STAGGERED LEASE EXPIRATION SCHEDULE 25 LIMITED NEAR-TERM LEASE EXPIRATIONS Expiring % of Total Annualized Base Rent

26 TENANT CREDIT EXPOSURE CREDIT RATED TENANTS AND THOSE NOT INVOLVED IN ENERGY PRODUCTION CONSTITUTE OVER 84% OF 2017 CONTRACTUAL REVENUE AND 86% OF 2018 CONTRACTUAL REVENUE 2017 CONTRACTUAL REVENUE BREAKDOWN 2018 CONTRACTUAL REVENUE BREAKDOWN Source: Parkway and Cousins projections based on in-place leases as of January 1, 2016. Note: Contractual revenue includes projected expense reimbursements associated with leases but does not include parking revenue and other miscellaneous revenue. Note: Investment grade (“IG”) rated tenants refers to tenants with at least one BBB- rating from S&P or Fitch or a Baa3 rating from Moody’s. Contractual Revenue by Tenant Type Only 7% Burn-off Over Next 4 Years

STRONG AND FLEXIBLE BALANCE SHEET TO SUPPORT NEW PARKWAY STRATEGY

CONSERVATIVE & FLEXIBLE BALANCE SHEET COMPLEMENTS STAGGERED DEBT MATURITIES TO FACILITATE STRATEGIC EXEUCTION

FINANCIAL STRATEGY

- **Scalable Platform**
  - $2.2 billion gross asset value [2]
  - $200 million of initial liquidity
- **Low Leverage Strategy**
  - ~4.5x Net Debt / EBITDA [3]
  - Stable EBITDA supported by creditworthy tenants (nearly 50% of ABR from investment grade customers [5])
- **Strong Liquidity**
  - $150 million initial cash balance
  - $50 million undrawn revolver
  - No near term debt maturities

NET DEBT / EBITDA[1]



~4.5 x
5.5 x
6.5 x
6.5 x
6.6 x
New Parkway at Closing[3]
HIW
BDN
SNL Office Index[4]
PDM

LIQUIDITY AND UPCOMING MATURITIES (MM)

Liquidity	Upcoming Debt Maturities[6]
$200 (Initial Liquidity)	***No debt maturing until December 2018***



$50 Undrawn Revolver
$150 Cash
$108
$350
$272
$79
Initial Liquidity
2016
2017
2018
2019
2020
2021
2022
2023+

Source: Parkway and Cousins filings as of April 29, 2016. HIW / BDN / PDM / SNL Office Index as of Q1 2016.

1. *HIW / BDN / PDM / SNL Office Index leverage represents net debt divided by latest quarter annualized EBITDA per latest respective company filings.*
2. *Represents the combined Gross Asset Values of Cousins' and Parkway's Houston assets at December 31, 2015 derived from Parkway's and Cousins' filings. Gross Asset Value represents total assets in accordance with GAAP plus accumulated depreciation of real estate assets and accumulated depreciation of intangible assets.*
3. *Management's estimate of leverage and 2016E EBITDA. Parkway defines EBITDA as net income before interest expense, income taxes and depreciation and amortization.*
4. *SNL Office Index is calculated as the average net debt to EBITDA for companies that disclose such metrics in company filings.*
5. *Includes customers with at least a Baa or BBB credit rating from Moody's or S&P, respectively. Measured by Annualized Base Rent contribution.*
6. *Combined debt derived from Parkway's and Cousins' filings. Assumes $350mm term loan is funded at closing; assumes one year extension option is not exercised.*

27

Parkway Properties, Inc. 390 North Orange Avenue Suite 2400 Orlando, FL 32801 (407) 650-0593 www.pky.com Coming Soon: NEW HEADQUARTERS LOCATION San Felipe Plaza, Houston, TX